Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Andrew D. Feldman, Chief Executive Officer of Cerebras Systems Inc. (the “Company”) hereby certify, that, to the best of my knowledge:

(1)The Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2026

/s/ Andrew D. Feldman
Andrew D. Feldman
Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert Komin, Chief Financial Officer of Cerebras Systems Inc. (the “Company”) hereby certify, that, to the best of my knowledge:

(1)The Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2026

/s/ Robert Komin
Robert Komin
Chief Financial Officer